Exhibit 10.8
AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE
     This Amendment to Amended and Restated Promissory Note (this “Note Amendment”) is dated this 17th day of June, 2010, by and between PORTRAIT INNOVATIONS, INC., a Delaware corporation (“Borrower”), and WELLS FARGO BANK, N.A., a national banking association, successor by merger to Wachovia Bank, National Association (“Bank”).
     WHEREAS, Bank previously agreed to make a loan to Borrower, and Borrower promised to repay such loan to Bank (the “Loan”), as evidenced by an Amended and Restated Promissory Note dated October 30, 2009, in the stated principal amount of $20,000,000.00 (as amended or otherwise modified to date, the “Current Note”) (Capitalized terms used, but not otherwise defined, in this Note Amendment shall have the meanings given to them in the Current Note);
     WHEREAS, Borrower has requested that Bank agree to make certain modifications to the terms of the Current Note; and
     WHEREAS, Bank has agreed to such modifications upon the terms and conditions set forth in this Note Amendment (the Current Note, as amended by this Note Amendment, being referred to herein as the “Note”);
     NOW THEREFORE, in consideration of the covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, Borrower and Bank agree as follows:
     1. The above Recitals are incorporated herein by reference.
     2. In the Section of the Note entitled “REPAYMENT TERMS,” the maturity date of “August 2, 2011” in the last line thereof is hereby deleted and replaced with the date of “February 1, 2012.”
     Borrower hereby represents and warrants that (i) it has taken all necessary action to authorize the execution, delivery and performance of this Note Amendment, (ii) the representations and warranties set forth in the Current Note are true, correct and complete as of the date hereof, as if made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date, and (iii) no Default under the Current Note has occurred and is continuing as of the date hereof, either before or after giving effect to this Note Amendment.
     Borrower acknowledges and agrees that, as of the date hereof, the aggregate outstanding principal amount of the loan evidenced by the Note is $9,950,000.00.
     Except as expressly provided in the First Amendment to Amended and Restated Loan Agreement, this Note Amendment shall not limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Bank or Borrower under the Note, the Loan Agreement or any other Loan Document, and, other than as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Note, the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Note Amendment shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina (excluding its conflicts of law rules) and shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.
     This Note Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
[SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, Borrower and Bank have duly executed this Note Amendment as of the day and year first above written.

BORROWER: PORTRAIT INNOVATIONS, INC., a Delaware corporation
By:	/s/ John Grosso		(SEAL)
	Name:	John Grosso
	Title:	President

BANK: WELLS FARGO BANK, N.A., a national banking association, successor by merger to Wachovia Bank, National Association
By:	/s/ Cavan J. Harris		(SEAL)
	Name:	Cavan J. Harris
	Title:	Senior Vice President

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